EXHIBIT 10.3


     THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS CONVERTIBLE NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER SECURITY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THIS CONVERTIBLE NOTE IS ISSUED PURSUANT TO THE 15% CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT DATED MARCH ___, 2001 BY AND AMONG TELEHUBLINK CORPORATION AND THE INVESTOR LISTED THEREIN (THE "PURCHASE AGREEMENT"). AS USED HEREIN, THIS TERM "CONVERTIBLE NOTE" REFERS TO THE CONVERTIBLE NOTE ISSUED PURSUANT TO THE PURCHASE AGREEMENT.

                            TELEHUBLINK CORPORATION
                            -----------------------

                        15% CONVERTIBLE PROMISSORY NOTE
                        -------------------------------

$2,500,000                                                        March 26, 2001

          FOR VALUE RECEIVED, TELEHUBLINK CORPORATION, a Delaware corporation (the "Company"), hereby promises to pay to the order of CFE, Inc. (the "Holder"), at the place designated by the Holder, the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) in lawful money of the United States of America, and to pay interest in like money on the terms set forth in
Section 1 hereof.

          1.   Payments of Interest and Principal.  Subject to the provisions of
               ----------------------------------
Section 3 hereunder, payments of principal plus interest on the unpaid principal balance of this 15% Convertible Promissory Note (this "Convertible Note") outstanding from time to time shall be payable in accordance with the following:

               (a)  Interest. During the period commencing on the date hereof
                    --------
and terminating on the Termination Date (as defined herein), interest shall accrue at a rate equal to fifteen percent (15%) per annum, which accrued interest shall be compounded monthly beginning on the last day of the end of the first month following the date hereof. In the event of a conversion of this Convertible Note pursuant to the terms set forth below prior to the Termination Date, all accrued interest shall be added to the principal amount hereof as of the date of conversion to determine the amount of securities into which this Convertible Note shall be converted.

               (b)  Principal. The principal balance outstanding on this
                    ---------
Convertible Note, and all accrued interest, shall be due and payable to the Holder at the earlier of (i) July __,

2001, (ii) the closing of the sale of all, or substantially all, of the assets of the Company, (iii) the sale of the Company whether by merger, consolidation or sale or exchange of the outstanding capital stock of the Company, or (iv) the occurrence of a change of control of the Company, defined as any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")) becoming the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of over 30% of the Company's outstanding common stock (the "Termination Date"). Contemporaneously with the repayment on this Convertible Note, the Holder shall surrender this Convertible Note, duly endorsed, at the office of the Company.

          (c)  Payments.  All payments of principal, interest, fees and other
               --------
amounts due hereunder shall be made by the Company in lawful money of the United States of America, by wire transfer if in excess of $10,000 or by first class mail otherwise, or by any other method approved in advance by the Holder to the account of the Holder at the address of the Holder set forth in Section 7 hereof or at such other place designated by the Holder in writing to the Company.

          (d)  Acceleration of the Termination Date.  Notwithstanding any other
               ------------------------------------
provision in this Convertible Note to the contrary, this Convertible Note shall become due and payable together with all accrued interest due on the outstanding principal amount hereunder, without notice or any other action by Holder, in the event that (i) the Company shall take an action to liquidate, dissolve or wind up the Company or (ii) a court of competent jurisdiction enters an order or decree under any federal or state bankruptcy law that (x) is for relief against the Company in an involuntary case brought with respect to the Company in such court, (y) appoints a custodian, receiver or other similar official for all or substantially all the Company's property or (z) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for sixty (60) days.

     2.   Conversion.
          ----------

          (a)  Optional Conversion.  The outstanding principal and accrued
               -------------------
interest under this Convertible Note may be converted into common stock of the Company, without the payment of any additional consideration by the Holder, at any time at the sole option and discretion of the Holder by written notice to the Company. Upon such optional conversion, all outstanding principal plus accrued interest under this Convertible Note shall be converted into common stock of the Company at a price per share equal to (x) the lesser of (i) the average trading price for a share of common stock of the Company, defined as the average of the last reported sales prices for the Company's common stock quoted on the over-the-counter bulletin board maintained by the National Association of Security Dealers, Inc. for the twenty (20) trading days immediately preceding the date of notice of conversion from Holder to the Company, or (ii) $1.25 (the "Optional Base Price") multiplied by (y) the Applicable Percentage, as defined
                       -------------
below. In connection with any such optional conversion, Holder shall, with the cooperation of both the Company and the Holder, become party to the Company's Registration Agreement (or any agreement with terms substantially identical thereto) and Stockholders' Agreement, each dated March 6, 2000.

          (b)  Automatic Conversion.  If, prior to payment in full of the entire
               --------------------
principal balance of this Convertible Note, along with all accrued interest, the Company shall negotiate, on an arm's-length basis, and consummate, with the approval of Holder if required pursuant to Section 4, the sale of shares of capital stock of the Company in a single offering resulting in gross proceeds to the Company of not less than $10,000,000 (taking into account the conversion of the principal of this Convertible Note) (the "Financing"), then the entire outstanding principal amount of this Convertible Note on the date the Financing is consummated, along with all accrued interest, shall be converted into shares of such capital stock at a price per share equal to (x) the lesser of (i) the average price per share paid by the investors in the Financing; or (ii) $1.25 (the "Offering Base Price") multiplied by (y) the Applicable Percentage, as
                            -------------
defined below.

          (c)  Applicable Percentage. The Applicable Percentage shall be defined
               ---------------------
for purposes of Sections 2(a) and 2(b) as the percentage set forth below for the time periods and possible Optional or Offering Base Prices noted.

 Days after the Date of this               Optional or Offering Base
 ---------------------------               -------------------------
          Note                                       Price                Applicable Pecentage
          ----                                       -----                --------------------
          1-59                                $  0 - $1.00                        89%
                                                $1.01 - $1.25                     87%
------------------------------------------------------------------------------------------------
         60-89                                $  0 - $1.00                        86%
                                                $1.01 - $1.25                     83%
------------------------------------------------------------------------------------------------
        90-119                                $  0 - $1.00                        83%
                                                $1.01 - $1.25                     80%
------------------------------------------------------------------------------------------------
           120 +                              $    0 - $1.00                      78%
                                                  $1.01 - $1.25                   74%
------------------------------------------------------------------------------------------------

          (c) Upon the conversion of this Convertible Note, all rights of the Holder, except the right to receive securities representing equity of the Company in accordance with this Section 2, shall cease and this Convertible Note shall no longer be deemed to be outstanding.

          (d)  Mechanics of Automatic Conversion.  The Company shall notify
               ---------------------------------
Holder in writing of the terms of the Financing at least ten (10) business days before the closing of the Financing. At or prior to the closing of the Financing referenced in the Company's notice, Holder shall surrender the original of this Convertible Note, duly endorsed, to the Company at its principal office. The Company shall, as soon as practicable thereafter, issue and deliver to Holder, at the address set forth in Section 7, a certificate or certificates for the shares of capital stock (bearing such legends as may be required or advisable in the opinion of counsel to the Company).

          (e)  Purchase Agreement.  As a condition of the issuance of this
               ------------------
Convertible Note, Holder agrees upon a conversion hereof to enter into a purchase agreement for the capital stock issued in the Financing upon the same terms and conditions as the purchase agreement executed by other investors in connection with the Financing together with any other related documents or agreements entered into in connection with the purchase agreement, including, but not limited to, any registration rights, co-sale, investor rights or stockholder voting agreements.

          3.   Prepayment.  The principal balance of this Convertible Note,
               ----------
along with all accrued interest, may be paid in full at the election of the Company at any time upon no less than fifteen (15) days prior written notice to the Holder.

          4.   Covenants of the Company.  The Company covenants and agrees with
               ------------------------
the Holder that, unless approved by the written consent of the then holders of more than fifty percent (50% ) of the outstanding principal amount of this Convertible Note:

                    (1) the Company will not offer, sell, contract to sell or otherwise dispose of any common stock (or any securities convertible into or exercisable or exchangeable for common stock), except for (i) the grant of options pursuant to the Company's existing stock option plans or any future Company compensation awards if approved by the Board of Directors of the Company, (ii) issuances of common stock upon exercise of options and warrants outstanding at the date hereof or issued in accordance with the foregoing clause, or
                         (iii) the issuance of equity securities in connection with the Financing by the Company, so long as such equity is issued as common stock and is issued upon terms, other than price, including registration rights, substantially similar to those set forth in connection with the Company's common stock private placement closed March 6, 2000, including the issuance of securities for outstanding anti-dilution adjustments, if any, as a result of the issuance of this Note or the Financing;

                    (2) the Company will not, and will not permit any of its subsidiaries to, incur any additional indebtedness, whether through borrowings or the guarantee of another's obligations, other than trade payables incurred in the ordinary course of business;

                    (3) the Company will not, and will not permit any of its subsidiaries to, sell or otherwise dispose of any of its assets, except in the ordinary course of business;

                    (4) the Company will not, and will not permit any of its subsidiaries to, acquire an equity interest in, or any instrument convertible into an equity interest in, any other entity or acquire all or substantially all of the assets of another entity;

                    (5) the Company will not enter into any agreement with third parties for the sale or recapitalization of the Company by any method, including, without limitation, merger, consolidation, share exchange or sale of all, or substantially all, of the Company's assets;

                    (6) the Company will not initiate proceedings to liquidate, dissolve or wind-up the Company; and

                    (7) the Company will not, and will not permit any of its subsidiaries to, enter into any transaction with any affiliate of the Company.

          5.   Transfer; Assignment.  This Convertible Note, and the rights and
               --------------------
obligations of the Holder hereunder, may be assigned, in whole or in part, by Holder; provided that the transferor provides written notice of such transfer to the Company and the transferee provides its written agreement to be bound by the terms of the Purchase Agreement and that the transferee is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and such transfer is otherwise exempt from registration under the Securities Act, and the Company has received an opinion of counsel as provided in the legends on the first page hereto. The transfer of this Convertible Note is registrable by the Holder in person or by an attorney duly authorized in writing on the books of the Company. The Company and any transfer agent may deem and treat the person in whose name this Convertible Note is registered upon the books of the Company as the absolute owner of this Convertible Note.

          6.   Governing Law.  This Convertible Note shall be governed by and
               -------------
construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

          7.   Notices.  All notices and other communications given to any party
               -------
hereto pursuant to this Agreement shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail, addressed as follows:

                    (a)  If to the Company, to:

                         TeleHubLink Corporation
                         One Technology Drive
                         Suite 135
                         Andover, MA 01810
                         Attention:  ________________
                         Facsimile No.:  ____________
                         with a copy to:

                         Blank Rome Tenzer Greenblatt LLP
                         The Chrysler Building
                         405 Lexington Avenue
                         New York, New York 10174
                         Attention: James Martin Kaplan
                         Facsimile No.:  (212) 885-5047


                    (b)  If to the Holder, to:

                         CFE, Inc.
                         c/o General Electric Capital Corporation
                         201 High Ridge Rd.
                         Stamford, CT 06927

                         and

                         CFE, Inc.
                         c/o General Electric Capital Corporation
                         2325 Lakeview Parkway, Suite 700
                         Alpharetta, GA 30004-1976

                         with a copy to:

                         Paul, Hastings, Janofsky & Walker LLP
                         600 Peachtree Street, N.E.
                         Suite 2400
                         Atlanta, GA  30308-2222
                         Attention:  Elizabeth Hardy Noe
                         Facsimile No.:  (404) 815-2424

Each such notice or other communication shall for all purposes be treated as being effective or having been given when delivered, if delivered personally, by e-mail or facsimile with confirmation of receipt or by overnight courier or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

          8.   No Rights or Liabilities as Stockholder. This Convertible Note
               ---------------------------------------
does not by itself entitle Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Convertible Note, no provisions of this Convertible Note, and no enumeration herein of the rights or privileges of Holder, shall cause such Holder to be a stockholder of the Company for any purpose.

          9.   Company's Waivers. The Company, to the extent permitted by law,
               -----------------
waives and agrees not to assert or take advantage of any of the following: (a) any defense based upon an election of remedies by the Holder which may destroy or otherwise impair any subrogation or other rights of the Company or any guarantor or endorser of this Convertible Note; (b) any duty on the part of the Holder to disclose any facts or other data the Holder may now or hereafter know;
(c) acceptance or notice of acceptance of this Convertible Note by the Company;
(d) presentment and/or demand for payment of this Convertible Note or any indebtedness or obligations hereby promised; and (e) protest and notice of dishonor with respect to this Convertible Note or any indebtedness or performance of obligations arising hereunder.

          10.  Headings. The headings of the sections of this Convertible Note
               --------
are inserted for convenience only and do not constitute a part of this Convertible Note.

          11.  Security. The obligations of the Company under this Convertible
               --------
Note are secured by that certain first priority lien on the Company's assets as set forth in that certain Security Agreement of even date herewith by and between the Company and the Holder.

          IN WITNESS WHEREOF, TeleHubLink Corporation has caused this Convertible Note to be signed and to be dated the day and year first above written.

                              TELEHUBLINK CORPORATION

                              By:  /s/ Bruce W. Young
                                  ---------------------------------------------
                                   Name:  Bruce W. Young
                                          -------------------------------------
                                   Title: Chief Executive Officer and President
                                          -------------------------------------

[CORPORATE SEAL]

ATTEST:

 /s/ Carl Youngman
----------------------------------------
Secretary